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Exhibit 23

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-33054, 333-33056, 333-40434, 333-52332, 333-52334, 333-52346 and 333-60670) of Edwards Lifesciences Corporation of our report dated February 5, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Orange County, California
March 21, 2002

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  Exhibit 23
CONSENT OF INDEPENDENT ACCOUNTANTS